The latest report from your
Fund's management team

SEMIANNUAL REPORT

Sovereign
Investors Fund

JUNE 30, 1999

TRUSTEES

Edward J. Boudreau, Jr.
Stephen L. Brown
James F. Carlin
William H. Cunningham*
Ronald R. Dion*
Harold R. Hiser, Jr.
Anne C. Hodsdon
Charles L. Ladner
Leo E. Linbeck, Jr.
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


CHAIRMAN'S MESSAGE

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY JOHN F. SNYDER, III, BARRY H. EVANS, CFA,
AND PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGERS

John Hancock
Sovereign Investors Fund

Market shifts from growth to value stocks

The first half of 1999 was marked by two distinct periods of stock market performance. During the first quarter of the year, we saw a continuation of 1998 -- where a narrow group of stocks fueled the market's performance.

The common theme among the market's bigger winners was extremely high valuations. Technology stocks, once again, topped the list of the market's strongest performers, driven by a few names such as Microsoft and America Online. Value stocks with more reasonable prices and solid fundamentals, on the other hand, lagged behind in the market's first quarter rally.

In the second quarter, however, the market began to broaden. With evidence of stronger earnings growth and improvement in other sectors of the economy, investors started to migrate from the high-valuation stocks into more value-oriented stocks. As a result, stocks in other sectors -- such as basic materials and capital goods -- began to participate in the market rally.

"In the
second
quarter...
the market
began to
broaden."

[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Sovereign Investors Fund. Caption below reads "Portfolio Managers John Snyder (l) and Barry Evans (r)."]

Performance explained

While the Fund owned many strong performers during the period, what impacted performance most was the stocks that we didn't own, namely most technology stocks. As discussed in past reports, most technology stocks simply don't meet our investment criteria. We focus on what we call "dividend performers," namely companies that have increased their dividends consistently for at least the past 10 years. Most technology stocks don't fall into this category, and that caused us to underperform our peers.

[Table at top left hand column entitled "Top Five Holdings." The first listing is General Electric 3.0%, the second is Bristol-Myers Squibb 2.7%, the third SYSCO Corp. 2.5%, the fourth Honeywell 2.4% and the fifth McGraw-Hill 2.3%. A note below the table reads "As a percentage of net assets on June 30, 1999."]

"...what
impacted
performance
most was the
stocks that
we didn't
own, namely
technology
stocks."

While our cautious approach may not always win out over the short term, it has rewarded shareholders over the long term. In fact, the Fund has generated positive returns in 19 out of the past 20 calendar years. Sovereign Investors is a long-term investment focused on risk-averse growth. That's why we always encourage shareholders to keep the longer-term picture in mind when looking at short-term performance numbers.

Fund performance

For the six months ended June 30, 1999, John Hancock Sovereign Investors Fund's Class A, Class B, Class C and Class Y shares returned 5.80%, 5.47%, 5.44% and 5.99%, respectively, at net asset value. By comparison, the average growth and income fund returned 10.93% for the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Dayton Hudson followed by an up arrow with the phrase "Expansion of Target chain." The second listing is Minnesota Mining & Manufacturing followed by an up arrow with the phrase "Boosted by global recovery." The third listing is UNUM followed by a down arrow with the phrase "Concerns about recent merger." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Capital goods, basic materials, retailers

Our sizable holdings in capital goods and basic materials stocks benefited from the market shift in the second quarter. After being significantly undervalued, stocks in these sectors became much more appealing to investors looking for value. With the turnaround in the global economy, particularly Southeast Asia, our multinational holdings -- such as Honeywell, Minnesota Mining & Manufacturing and Emerson Electric -- rebounded strongly.

Retail stocks continued their winning streak from 1998, thanks to solid wage growth and strong consumer spending. Once again, Dayton Hudson stood out as a stellar performer among our retail stocks. With the aggressive expansion of its mass-merchandise chain, Target, throughout the Northeast and Mid-Atlantic states, the company has successfully gained market share from competitors.

Paring back overvalued stocks

Throughout the first half of the year, we took advantage of strength in the market to take profits in some of our higher-valuation stocks. Examples include fast-food chain McDonald's, advertising agency Interpublic and mass merchandise giant Wal-Mart Stores.

Although these companies' fundamentals remain extremely solid, their valuations had just gotten too lofty. So we decided to pare back holdings in favor of ones that offered better relative value.

[Bar chart at top of left hand column with heading "Fund Performance".
Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 2% with 0% at the bottom and 12% at the top. The first bar represents the 5.80% total return for John Hancock Sovereign Investors Fund Class A. The second bar represents the 5.47% total return for John Hancock Sovereign Investors Fund Class B. The third bar represents the 5.44% total return for John Hancock Sovereign Investors Fund Class C. The fourth bar represents the 5.99% total return for John Hancock Sovereign Investors Class Y. The fifth bar represents the 10.93% total return for Average growth and income fund. A note below the chart reads "Total returns for John Hancock Sovereign Investors Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

Beefing up financial stocks

One of the most attractive areas of opportunity has been financial stocks, where we've increased our stake to 16%, up from 14% at the end of 1998. One favorite new holding is Fannie Mae Corporation, the largest originator of mortgages in the country. Fears of increased competition caused the stock to drop sharply at the start of the year. In our view, those fears were overblown and we took advantage of the stock's decline to add a substantial position to the portfolio. Barriers to entry are extremely high in this industry and Fannie Mae's top-notch services and costs would be difficult for competitors to match.

Another new holding is SunTrust, a regional bank in the Southeast. Not only is this premiere bank undervalued, but its growth prospects are extremely promising. With its recent acquisition of Crestar, SunTrust will be able to quickly expand its market share. It is also well positioned to reap the benefits of the rapid growth in the Southeast region.

Looking ahead

We expect to see the global economy continue on the road to recovery in the second half of the year. The worst appears to be over in Southeast Asia and Japan -- and we're starting to see signs of life emerge in those economies. As economic recovery takes hold around the world, multi-national companies are likely to be the biggest beneficiaries. However, there are still challenges facing investors. For one, we don't expect the global economy to make a quick recovery, but rather a slow uptick. Second, consumer spending is likely to slow due to increasing debt levels. And finally, pricing power will likely remain limited, given the outlook for tame inflation.

"We expect
to see the
global
economy
continue on
the road to
recovery..."

In this environment, corporate earnings are still likely to improve. However, stock selectivity will be critical, especially given the market's high valuations. Our universe of "dividend performers" is currently undervalued. And as the market continues to broaden out in the second half of the year, we believe that investors will likely recognize their potential.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Investors Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A

For the period ended June 30, 1999
                                         ONE           FIVE            TEN
                                        YEAR           YEARS          YEARS
                                     ---------      ---------       ---------
Cumulative Total Returns               7.04%         135.30%         285.10%
Average Annual Total Returns           7.04%          18.67%          14.43%


CLASS B

For the period ended June 30, 1999
                                                                     SINCE
                                        ONE            FIVE        INCEPTION
                                        YEAR           YEARS        (1/3/94)
                                     ---------      ----------     -----------
Cumulative Total Returns               6.90%         136.60%         126.22%
Average Annual Total Returns           6.90%          18.80%          16.04%


CLASS C

For the period ended June 30, 1999
                                                                     SINCE
                                                       ONE         INCEPTION
                                                       YEAR         (5/1/98)
                                                     --------      ----------
Cumulative Total Returns                              10.96%          10.90%
Average Annual Total Returns                          10.96%           9.29%

CLASS Y

For the period ended June 30, 1999
                                                                      SINCE
                                        ONE            FIVE         INCEPTION
                                       YEAR           YEARS          (5/7/93)
                                     --------        --------       ---------
Cumulative Total Returns               13.05         152.26%         152.42%
Average Annual Total Returns           13.05          20.33%          16.25%


YIELDS

As of June 30, 1999
                                                                  SEC 30-DAY
                                                                     YIELD
                                                                  ----------
John Hancock Sovereign Investors Fund: Class A                       1.14%
John Hancock Sovereign Investors Fund: Class B                       0.57%
John Hancock Sovereign Investors Fund: Class C                       0.52%
John Hancock Sovereign Investors Fund: Class Y                       1.56%


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign Investors Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

Line chart with the heading John Hancock Sovereign Investors Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $65,027 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Sovereign Investors Fund on December 31, 1988, before sales charge, and is equal to $45,067 as of June 30, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Sovereign Investors Fund, after sales charge, and is equal to $42,810 as of June 30, 1999.

Chart representing the growth of $10,000 investment for the Fund's Class B, C* and Y shares in lower right hand corner of page. Within the chart are three columns and four rows.

Going from left to right, the first column represents information for Class B shares. From top to bottom the information is as follows: Inception Date:
1/3/94; Without Sales Charge: $22,722; With Maximum Sales Charge $22,622; Standard & Poor's 500 Stock Index $33,015. The second column represents Class C* shares. Top to bottom information is as follows: Inception Date:
5/1/98; Without Sales Charge: $11,090; With Maximum Sales Charge: N/A; Standard & Poor's 500 Stock Index: $12,555. The third column represents Class Y shares. From top to bottom information is as follows: Inception
Date: 5/7/93; Without Sales Charge: $25,242; With Maximum Sales Charge: N/A; Standard & Poor's 500 Stock Index: $35,678.

*No contingent deferred sales charge applicable.

Assuming all distributions were reinvested for the period indicated, the chart below shows the value of a $10,000 investment in the Fund's Class B, Class C and Class Y shares, respectively, as of June 30, 1999. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes. Past performance is not indicative of future results.


FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
-----------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common and preferred stocks
(cost - $1,520,164,883)                                  $2,445,835,536
Corporate bonds
(cost - $141,702,594)                                       137,717,899
U.S. government and agencies
obligations (cost - $71,611,953)                             70,527,774
Joint repurchase agreement
(cost - $191,907,000)                                       191,907,000
Corporate savings account                                           900
                                                        ---------------
                                                          2,845,989,109
Receivable for investments sold                              47,507,134
Receivable for shares sold                                      680,018
Dividends receivable                                          2,563,468
Interest receivable                                           4,203,215
Other assets                                                    256,920
                                                        ---------------
Total Assets                                              2,901,199,864
-----------------------------------------------------------------------
Liabilities:
Payable for investments purchased                            47,989,185
Payable for shares repurchased                                1,172,568
Payable to John Hancock
Advisers, Inc. and
affiliates - Note B                                           4,438,476
Accounts payable and accrued expenses                            31,121
                                                        ---------------
Total Liabilities                                            53,631,350
-----------------------------------------------------------------------
Net Assets:
Capital paid-in                                           1,820,300,984
Accumulated net realized
gain on investments                                         104,986,924
Net unrealized appreciation
of investments                                              920,601,779
Undistributed net investment income                           1,678,827
                                                        ---------------
Net Assets                                               $2,847,568,514
=======================================================================
Net Asset Value Per Share:
(Based on net asset values and shares
of beneficial interest outstanding -
unlimited number of shares authorized
with no par value)

Class A -
$1,911,144,406/75,065,153                                        $25.46
=======================================================================
Class B -
$850,068,771/33,432,936                                          $25.43
=======================================================================
Class C - $7,730,235/303,798                                     $25.45
=======================================================================
Class Y -
$78,625,102/3,087,332                                            $25.47
=======================================================================
Maximum Offering Price Per Share*
Class A - ($25.46 x 105.26%)                                     $26.80
=======================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.

Statement of Operations
Six months ended June 30, 1999 (Unaudited)
-----------------------------------------------------------------------
Investment Income:
Dividends (net of foreign
withholding taxes of $53,296)                               $19,356,139
Interest                                                     11,183,901
                                                        ---------------
                                                             30,540,040
                                                        ---------------
Expenses:
Investment management fee - Note B                            7,316,059
Distribution and service fee - Note B
Class A                                                       2,777,256
Class B                                                       3,806,372
Class C                                                          29,759
Transfer agent fee - Note B                                   2,161,710
Accounting and legal
services fee - Note B                                           196,563
Custodian fee                                                   155,818
Trustees' fees                                                   75,978
Registration and filing fees                                     51,674
Printing                                                         46,884
Miscellaneous                                                    37,784
Auditing fee                                                     19,577
Legal fees                                                       14,387
                                                        ---------------
Total Expenses                                               16,689,821
-----------------------------------------------------------------------
Net Investment Income                                        13,850,219
-----------------------------------------------------------------------
Realized and Unrealized Gain on Investments:
Net realized gain on
investments sold                                             84,382,190
Change in net unrealized
appreciation/depreciation
of investments                                               56,299,597
                                                        ---------------
Net Realized and Unrealized
Gain on Investments                                         140,681,787
-----------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                  $154,532,006
=======================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.


Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                                              SIX MONTHS ENDED
                                                               YEAR ENDED      JUNE 30, 1999
                                                           DECEMBER 31, 1998     (UNAUDITED)
                                                           -----------------  ----------------

Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                            $28,965,378       $13,850,219
Net realized gain on
investments sold                                                 165,892,837        84,382,190
Change in net unrealized
appreciation/depreciation
of investments                                                   171,161,057        56,299,597
                                                           -----------------  ----------------
Net Increase in Net Assets
Resulting from Operations                                        366,019,272       154,532,006
                                                           -----------------  ----------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.3139 and
$0.1692 per share,
respectively)                                                    (23,712,516)      (12,810,416)
Class B - ($0.1358 and
$0.0897 per share,
respectively)                                                     (4,062,580)       (2,977,588)
Class C** - ($0.1235 and
$0.0833 per share,
respectively)                                                        (14,721)          (22,163)
Class Y*** - ($0.3935 and
$0.2131 per share,
respectively)                                                       (927,523)         (629,142)
Distributions from net realized
gain on investments sold
Class A - ($1.2878 and none
per share, respectively)                                         (95,145,395)               --
Class B - ($1.2878 and none
per share, respectively)                                         (39,824,856)               --
Class C** - ($1.2878 and
none per share,
respectively)                                                       (204,020)               --
Class Y*** - ($1.2878 and
none per share,
respectively)                                                     (3,140,420)               --
                                                           -----------------  ----------------
Total Distributions to
Shareholders                                                    (167,032,031)      (16,439,309)
                                                           -----------------  ----------------
From Fund Share Transactions - Net: *                            135,002,951       (32,237,028)
                                                           -----------------  ----------------
Net Assets:
Beginning of period                                            2,407,722,653     2,741,712,845
                                                           -----------------  ----------------
End of period (including
undistributed net
investment income of
$4,267,917 and $1,678,827,
respectively)                                                 $2,741,712,845    $2,847,568,514
                                                           =================  ================



Statement of Changes in Net Assets (continued)
                                                           -----------------------------------------------------------------
* Analysis of Fund Share Transactions:
                                                                                                    SIX MONTHS ENDED
                                                                       YEAR ENDED                    JUNE 30, 1999
                                                                   DECEMBER 31, 1998                   (UNAUDITED)
                                                           -------------------------------   -------------------------------
                                                               SHARES           AMOUNT           SHARES           AMOUNT
                                                           --------------   --------------   --------------   --------------
CLASS A
Shares sold                                                    13,387,027     $315,833,546        3,424,141      $83,568,266
Shares issued to shareholders in
reinvestment of distributions                                   4,746,128      110,630,538          483,766       11,789,534
                                                           --------------   --------------   --------------   --------------
                                                               18,133,155      426,464,084        3,907,907       95,357,800
Less shares repurchased                                       (18,399,338)    (432,577,451)      (6,608,020)    (161,606,372)
                                                           --------------   --------------   --------------   --------------
Net decrease                                                     (266,183)     ($6,113,367)      (2,700,113)    ($66,248,572)
                                                           ==============   ==============   ==============   ==============
CLASS B
Shares sold                                                     8,792,974     $207,827,824        4,163,039     $101,575,956
Shares issued to shareholders in
reinvestment of distributions                                   1,764,977       41,005,639          114,438        2,781,394
                                                           --------------   --------------   --------------   --------------
                                                               10,557,951      248,833,463        4,277,477      104,357,350
Less shares repurchased                                        (5,198,801)    (122,125,680)      (3,500,524)     (85,646,728)
                                                           --------------   --------------   --------------   --------------
Net increase                                                    5,359,150     $126,707,783          776,953      $18,710,622
                                                           ==============   ==============   ==============   ==============
CLASS C**
Shares sold                                                       193,199       $4,581,484          133,873       $3,272,235
Shares issued to shareholders in
reinvestment of distributions                                       8,781          203,952              830           20,237
                                                           --------------   --------------   --------------   --------------
                                                                  201,980        4,785,436          134,703        3,292,472
Less shares repurchased                                           (10,927)        (253,063)         (21,958)        (533,511)
                                                           --------------   --------------   --------------   --------------
Net increase                                                      191,053       $4,532,373          112,745       $2,758,961
                                                           ==============   ==============   ==============   ==============
CLASS Y***
Shares sold                                                       601,499      $14,196,937          580,515      $14,163,754
Shares issued to shareholders in
reinvestment of distributions                                     174,378        4,066,776           25,761          629,142
                                                           --------------   --------------   --------------   --------------
                                                                  775,877       18,263,713          606,276       14,792,896
Less shares repurchased                                          (356,868)      (8,387,551)         (91,125)      (2,250,935)
                                                           --------------   --------------   --------------   --------------
Net increase                                                      419,009       $9,876,162          515,151      $12,541,961
                                                           ==============   ==============   ==============   ==============

 ** Class C shares commenced operations on May 1, 1998.
*** The original Class C shares were renamed Class Y shares effective May 1, 1998.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

------------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,                         SIX MONTHS ENDED
                                    ------------------------------------------------------------------------    JUNE 30, 1999
                                      1994            1995            1996            1997            1998       (UNAUDITED)
                                    --------        --------        --------        --------        --------     -----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                             $15.10          $14.24          $17.87          $19.48          $22.41          $24.23
                                    --------        --------        --------        --------        --------        --------
Net Investment Income                   0.46            0.40            0.36(3)         0.32(3)         0.31(3)         0.15(3)
Net Realized and Unrealized
Gain (Loss) on Investments             (0.75)           3.71            2.77            5.31            3.11            1.25
                                    --------        --------        --------        --------        --------        --------
Total from Investment Operations       (0.29)           4.11            3.13            5.63            3.42            1.40
                                    --------        --------        --------        --------        --------        --------
Less Distributions:
Dividends from Net
Investment Income                      (0.46)          (0.40)          (0.36)          (0.32)          (0.31)          (0.17)
Distributions from Net Realized
Gain on Investments Sold               (0.11)          (0.08)          (1.16)          (2.38)          (1.29)             --
                                    --------        --------        --------        --------        --------        --------
Total Distributions                    (0.57)          (0.48)          (1.52)          (2.70)          (1.60)          (0.17)
                                    --------        --------        --------        --------        --------        --------
Net Asset Value, End of Period        $14.24          $17.87          $19.48          $22.41          $24.23          $25.46
                                    ========        ========        ========        ========        ========        ========
Total Investment Return at
Net Asset Value(2)                    (1.85%)         29.15%          17.57%          29.14%          15.62%           5.80%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                    $1,090,231      $1,280,321      $1,429,523      $1,748,490      $1,884,460      $1,911,144
Ratio of Expenses to Average
Net Assets                             1.16%           1.14%           1.13%           1.06%           1.03%           1.04%(5)
Ratio of Net Investment
Income to Average Net Assets           3.13%           2.45%           1.86%           1.44%           1.33%           1.20%(5)
Portfolio Turnover Rate                  45%             46%             59%             62%             51%             31%


Financial Highlights (continued)
------------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,                        SIX MONTHS ENDED
                                    ------------------------------------------------------------------------    JUNE 30, 1999
                                      1994            1995            1996            1997            1998        (UNAUDITED)
                                    --------        --------        --------        --------        --------        --------
CLASS B (1)
Per Share Operating Performance
Net Asset Value, Beginning
of Period                             $15.02          $14.24          $17.86          $19.46          $22.38          $24.20
                                    --------        --------        --------        --------        --------        --------
Net Investment Income(3)                0.38            0.27            0.21            0.16            0.14            0.07
Net Realized and Unrealized
Gain (Loss) on Investments             (0.69)           3.71            2.77            5.29            3.11            1.25
                                    --------        --------        --------        --------        --------        --------
Total from Investment Operations       (0.31)           3.98            2.98            5.45            3.25            1.32
                                    --------        --------        --------        --------        --------        --------
Less Distributions:
Dividends from Net
Investment Income                      (0.36)          (0.28)          (0.22)          (0.15)          (0.14)          (0.09)
Distributions from Net Realized
Gain on Investments Sold               (0.11)          (0.08)          (1.16)          (2.38)          (1.29)             --
                                    --------        --------        --------        --------        --------        --------
Total Distributions                    (0.47)          (0.36)          (1.38)          (2.53)          (1.43)          (0.09)
                                    --------        --------        --------        --------        --------        --------
Net Asset Value, End of Period        $14.24          $17.86          $19.46          $22.38          $24.20          $25.43
                                    ========        ========        ========        ========        ========        ========
Total Investment Return at
Net Asset Value(2)                    (2.04%)(4)      28.16%          16.67%          28.14%          14.79%           5.47%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                      $128,069        $257,781        $406,523        $610,976        $790,277        $850,069
Ratio of Expenses to Average
Net Assets                             1.86%(5)        1.90%           1.91%           1.83%           1.79%           1.69%(5)
Ratio of Net Investment
Income to Average Net Assets           2.57%(5)        1.65%           1.10%           0.67%           0.58%           0.55%(5)
Portfolio Turnover Rate                  45%             46%             59%             62%             51%             31%

                                                     PERIOD
                                                FROM MAY 1, 1998           SIX
                                                (COMMENCEMENT OF       MONTHS ENDED
                                                 OPERATIONS) TO      JUNE 30, 1999
                                                DECEMBER 31, 1998      (UNAUDITED)
                                                -----------------    -------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                             $24.43              $24.22
                                                    --------            --------
Net Investment Income(3)                                0.13                0.06
Net Realized and Unrealized
Gain on Investments                                     1.07                1.25
                                                    --------            --------
Total from Investment Operations                        1.20                1.31
                                                    --------            --------
Less Distributions:
Dividends from Net Investment Income                   (0.12)              (0.08)
Distributions from Net Realized
Gain on Investments Sold                               (1.29)                 --
                                                    --------            --------
Total Distributions                                    (1.41)              (0.08)
                                                    --------            --------
Net Asset Value, End of Period                        $24.22              $25.45
                                                    ========            ========
Total Investment Return at
Net Asset Value(2)                                     5.18%(4)            5.44%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                        $4,627              $7,730
Ratio of Expenses to Average
Net Assets                                             1.67%(5)            1.74%(5)
Ratio of Net Investment
Income to Average Net Assets                           0.84%(5)            0.51%(5)
Portfolio Turnover Rate                                  51%                 31%

Financial Highlights (continued)
------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,                          SIX MONTHS ENDED
                                    ------------------------------------------------------------------------    JUNE 30, 1999
                                      1994            1995            1996            1997            1998        (UNAUDITED)
                                    --------        --------        --------        --------        --------  ----------------
CLASS Y
Per Share Operating Performance
Net Asset Value, Beginning
of Period                             $15.11          $14.24          $17.87          $19.48          $22.41          $24.24
                                    --------        --------        --------        --------        --------        --------
Net Investment Income                   0.52            0.46            0.44(3)         0.41(3)         0.40(3)         0.19(3)
Net Realized and Unrealized
Gain (Loss) on Investments             (0.77)           3.71            2.76            5.30            3.11            1.25
                                    --------        --------        --------        --------        --------        --------
Total from Investment Operations       (0.25)           4.17            3.20            5.71            3.51            1.44
                                    --------        --------        --------        --------        --------        --------
Less Distributions:
Dividends from Net
Investment Income                      (0.51)          (0.46)          (0.43)          (0.40)          (0.39)          (0.21)
Distributions from Net Realized
Gain on Investments Sold               (0.11)          (0.08)          (1.16)          (2.38)          (1.29)             --
                                    --------        --------        --------        --------        --------        --------
Total Distributions                    (0.62)          (0.54)          (1.59)          (2.78)          (1.68)          (0.21)
                                    --------        --------        --------        --------        --------        --------
Net Asset Value, End of Period        $14.24          $17.87          $19.48          $22.41          $24.24          $25.47
                                    ========        ========        ========        ========        ========        ========
Total Investment Return at
Net Asset Value(2)                    (1.57%)         29.68%          17.99%          29.60%          16.05%           5.99%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                       $15,128         $19,946         $29,431         $48,256         $62,349         $78,625
Ratio of Expenses to Average
Net Assets                             0.81%           0.74%           0.75%           0.71%           0.69%           0.68%(5)
Ratio of Net Investment
Income to Average Net Assets           3.53%           2.84%           2.26%           1.79%           1.67%           1.57%(5)
Portfolio Turnover Rate                  45%             46%             59%             62%             51%             31%

(1) Class B shares commenced operations on January 3, 1994.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Not annualized.
(5) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
June 30, 1999 (Unaudited)

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, as well as price/earnings ratios.

The Schedule of Investments is a complete list of all securities owned by the Sovereign Investors Fund on June 30, 1999. It's divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S.
government and agencies obligations and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.



                                                                                          COMPOUND
        NUMBER                                                                             GROWTH       MARKET
       OF SHARES                                                                            RATE         VALUE
       ---------                                                                         ---------  -------------

COMMON STOCKS (85.30%)

Advertising (1.83%)
      600,000  Interpublic Group of Companies, Inc. (The) @ 86 5/8                                    $51,975,000
               One of the largest advertising agencies                                              -------------
               in the world
               Earnings P/S $.70, .79, .82, .95, .99, 1.19, 1.36, 1.34, 1.81, 2.18           13.5%
               Dividends P/S $.21, .25, .27, .30, .33, .36, .40, .44, .50, .58               11.9%
               Price/Earnings Ratio                                               33.5

Banks (5.91%)
      600,000  Bank of America Corp. @ 73 5/16                                                         43,987,500
               Holding company for Bank of America and
               NationsBank
               Earnings P/S $1.45, 2.31, 1.67, .38, 2.26, 2.47, 3.03, 3.53, 4.07, 4.16       12.4%
               Dividends P/S $.55, .71, .74, .76, .82, .94, 1.04, 1.20, 1.37, 1.59           12.5%
               Price/Earnings Ratio                                               15.7
      497,500  Banc One Corp. @ 59 9/16                                                                29,632,344
               Ohio-based bank holding company
               Earnings P/S $.98, 1.10, 1.50, 1.88, 2.21, 2.49, 2.07, 2.60, 2.03, 3.13        4.9%
               Dividends P/S $.52, .57, .63, .73, .89, 1.02, 1.12, 1.24, 1.38, 1.52          13.0%
               Price/Earnings Ratio                                               15.5
      500,000  First Tennessee National Corp. @ 38 5/16                                                19,156,250
               Tennessee-based bank holding company
               Earnings P/S $.57, .61, .63, .88, .76, 1.01, 1.12, 1.27, 1.49, 1.70           12.9%
               Dividends P/S $.24, .27, .29, .32, .38, .43, .49, .55, .62, .69               12.5%
               Price/Earnings Ratio                                               19.9
      324,300  First Union Corp. @ 47                                                                  15,242,100
               North Carolina-based bank holding company
               Earnings P/S $1.20, 1.26, 1.16, 1.45, 1.81, 2.34, 2.44, 2.41, 3.03, 2.68       9.3%
               Dividends P/S $.50, .54, .56, .64, .75, .86, .98, 1.10, 1.22, 1.58            13.6%
               Price/Earnings Ratio                                               13.6
      500,000  SunTrust Banks, Inc. @ 69 7/16                                                          34,718,750
               Holding company for SunTrust Banks operating
               through 700 offices in Florida, Georgia,
               Tennessee and Alabama
               Earnings P/S $1.31, 1.38, 1.45, 1.64, 1.89, 2.19, 2.47, 2.77, 3.13, 3.50      11.5%
               Dividends P/S $.39, .43, .47, .52, .58, .66, .74, .83, .93, 1.00              11.0%
               Price/Earnings Ratio                                               17.9
      600,000  Wells Fargo Co. @ 42 3/4                                                                25,650,000
               Diversified financial services company
               providing banking, insurance, investments
               and consumer finance
               Earnings P/S $.57, .63, .68, .73, .86, 1.05, 1.21, 1.37, 1.55, 1.75           13.3%
               Dividends P/S $.19, .21, .24, .27, .32, .38, .45, .53, .62, .70               15.6%
               Price/Earnings Ratio                                               19.8
                                                                                                    -------------
                                                                                                      168,386,944
                                                                                                    -------------

Beverages (1.77%)
    1,300,000  PepsiCo, Inc. @ 38 11/16                                                                50,293,750
               Second largest soft drink company                                                    -------------
               Earnings P/S $.57, .68, .68, .82, .87, 1.07, 1.21, .74, .81, 1.40             10.5%
               Dividends P/S $.16, .19, .23, .26, .31, .35, .39, .45, .49, .52               14.0%
               Price/Earnings Ratio                                               31.4

Building (1.88%)
    1,850,000  Masco Corp. @ 28 7/8                                                                    53,418,750
               Manufactures building, home improvement                                              -------------
               and consumer products
               Earnings P/S $.71, .46, .14, .37, .68, .79, .55, .70, 1.14, 1.39               7.8%
               Dividends P/S $.25, .27, .29, .31, .33, .35, .37, .39, .41, .43                6.2%
               Price/Earnings Ratio                                               18.8

Chemicals (1.92%)
      254,000  Air Products & Chemicals, Inc. @ 40 1/4                                                 10,223,500
               Producer of industrial gases
               Earnings P/S $.99, 1.04, 1.11, 1.23, .88, 1.03, 1.65, 1.87, 1.95, 2.54        11.0%
               Dividends P/S $.32, .35, .38, .42, .45, .48, .51, .54, .59, .66                8.4%
               Price/Earnings Ratio                                               19.1
    1,026,562  RPM, Inc. @ 14 3/16                                                                     14,564,348
               Manufacturer of specialty chemicals and
               coatings to waterproof and rustproof structures
               Earnings P/S $.31, .34, .36, .43, .46, .64, .69, .65, .84, .91                12.7%
               Dividends P/S $.22, .24, .27, .29, .31, .34, .36, .39, .42, .45                8.3%
               Price/Earnings Ratio                                               15.9
      865,000  Sigma-Aldrich Corp. @ 34 7/16                                                           29,788,437
               Manufacturer of biochemical and organic
               products used for research and diagnostics
               Earnings P/S $.65, .72, .62, .93, 1.04, 1.11, 1.26, 1.44, 1.61, 1.68          11.1%
               Dividends P/S $.09, .10, .11, .13, .15, .17, .19, .23, .26, .28               13.4%
               Price/Earnings Ratio                                               19.3
                                                                                                    -------------
                                                                                                       54,576,285
                                                                                                    -------------

Computers (2.34%)
      830,000  Automatic Data Processing, Inc. @ 44                                                    36,520,000
               Largest independent computing services
               firm in the U.S.
               Earnings P/S $.31, .36, .41, .46, .52, .59, .68, .77, .93, .99                12.1%
               Dividends P/S $.07, .08, .10, .11, .13, .15, .18, .21, .24, .28               14.2%
               Price/Earnings Ratio                                               39.5
      300,000  Hewlett-Packard Co. @ 100 1/2                                                           30,150,000
               Manufactures and services electronic
               measurement, analysis and computation
               instruments
               Earnings P/S $.88, .77, .76, .87, 1.16, 1.54, 2.32, 2.46, 3.00, 2.84          13.9%
               Dividends P/S $.10, .11, .13, .20, .24, .29, .38, .46, .54, .62               22.5%
               Price/Earnings Ratio                                               28.4
                                                                                                    -------------
                                                                                                       66,670,000
                                                                                                    -------------

Containers (1.41%)
      897,000  Bemis Co., Inc. @ 39 3/4                                                                35,655,750
               Producer of a broad range of flexible
               packaging and equipment and pressure
               sensitive materials
               Earnings P/S $.90, .99, .98, 1.14, .84, 1.33, 1.55, 1.84, 1.95, 2.15          10.2%
               Dividends P/S $.30, .36, .42, .46, .50, .54, .64, .72, .80, .88               12.7%
               Price/Earnings Ratio                                               18.3
      150,080  Sonoco Products Co. @ 29 15/16                                                           4,493,020
               Leading manufacturer of containers, paper
               products and packaging
               Earnings P/S $.53, .48, .97, 1.03, .90, 1.13, 1.50, 1.64, 1.67, .35           NMF
               Dividends P/S $.35, .39, .40, .43, .46, .48, .54, .59, .64, .70                8.0%
               Price/Earnings Ratio                                               15.9
                                                                                                    -------------
                                                                                                       40,148,770
                                                                                                    -------------

Diversified Operations (2.91%)
      350,000  DuPont (E.I.) De Nemours & Co. @ 68 5/16                                                23,909,375
               Nation's largest chemical manufacturer
               Earnings P/S $1.77, 1.70, 1.57, .66, .12, 1.70, 2.72, 3.05, 2.43, 1.38        NMF
               Dividends P/S $.73, .81, .84, .87, .88, .91, 1.02, 1.12, 1.23, 1.37            7.2%
               Price/Earnings Ratio                                               27.2
      347,200  Johnson Controls, Inc. @ 69 5/16                                                        24,065,300
               Manufactures automotive systems and
               building controls
               Earnings P/S $1.21, 1.07, 1.10, 1.43, 1.58, 1.90, 2.27, 2.55, 2.52, 3.89      13.9%
               Dividends P/S $.59, .61, .63, .65, .69, .74, .79, .83, .88, .94                5.3%
               Price/Earnings Ratio                                               16.9
      400,000  Minnesota Mining & Manufacturing Co. @ 86 15/16                                         34,775,000
               Manufactures industrial, commercial and
               health care products
               Earnings P/S $2.83, 2.94, 2.71, 2.76, 2.91, 2.81, 3.18, 3.36, 5.15, 3.28       1.7%
               Dividends P/S $1.30, 1.46, 1.56, 1.60, 1.66, 1.76, 1.88, 1.92, 2.12, 2.20      6.0%
               Price/Earnings Ratio                                               22.3
                                                                                                    -------------
                                                                                                       82,749,675
                                                                                                    -------------

Electronics (7.81%)
      700,000  Emerson Electric Co. @ 62 7/8                                                           44,012,500
               Produces and sells electrical/electronic
               products and systems
               Earnings P/S $1.32, 1.38, 1.42, 1.48, 1.58, 2.02, 1.95, 2.28, 2.52, 2.80        8.7%
               Dividends P/S $.58, .64, .67, .70, .74, .80, .92, 1.01, 1.11, 1.21              8.5%
               Price/Earnings Ratio                                               22.3
      750,000  General Electric Co. @ 113                                                              84,750,000
               Dominant force in home appliances, electrical
               power and financial services
               Earnings P/S $1.09, 1.22, 1.27, 1.27, 1.16, 1.66, 1.89, 2.14, 2.42, 2.75       10.8%
               Dividends P/S $.43, .48, .52, .58, .65, .75, .85, .95, 1.08, 1.25              12.6%
               Price/Earnings Ratio                                               35.2
      450,000  Grainger (W.W.), Inc. @ 53 13/16                                                        24,215,625
               Leading distributor of electrical equipment
               Earnings P/S $1.10, 1.16, 1.18, 1.28, 1.38, 1.64, 1.34, 1.99, 2.21, 2.42        9.2%
               Dividends P/S $.25, .28, .31, .33, .35, .39, .45, .49, .53, .59                10.0%
               Price/Earnings Ratio                                               21.1
      600,000  Honeywell, Inc. @ 115 7/8                                                               69,525,000
               Makes automation and control systems
               Earnings P/S $3.55, 2.52, 2.37, 3.41, 1.78, 2.19, 2.44, 2.96, 3.51, 4.32        2.2%
               Dividends P/S $.57, .70, .77, .84, .91, .97, 1.01, 1.06, 1.09, 1.13             7.9%
               Price/Earnings Ratio                                               23.1
                                                                                                    -------------
                                                                                                      222,503,125
                                                                                                    -------------

Finance (4.71%)
    1,287,500  Citigroup, Inc. @ 47 1/2                                                                61,156,250
               Diversified global financial services company
               offering commercial/consumer banking,
               investment banking, brokerage services and
               insurance to consumer and corporate
               customers around the world
               Earnings P/S $.32, .36, .48, .59, .86, .86, 1.09, 1.70, 2.12, 1.77            20.9%
               Dividends P/S $.03, .04, .05, .08, .11, .14, .18, .20, .27, .37               32.1%
               Price/Earnings Ratio                                               18.5
      650,000  Fannie Mae @ 68 3/8                                                                     44,443,750
               Largest U.S. investor in home mortgage loans
               providing funds to the mortgage market
               by purchasing mortgage loans from various
               nationwide lenders
               Earnings P/S $.78, 1.12, 1.25, 1.48, 1.71, 1.94, 2.16, 2.50, 2.83, 3.25       17.1%
               Dividends P/S $.11, .18, .26, .35, .46, .60, .68, .76, .84, .96               21.2%
               Price/Earnings Ratio                                               18.7
      600,000  Household International, Inc. @ 47 3/8                                                  28,425,000
               Provides consumer lending and credit card
               services in the U.S., Canada and the U.K.
               Earnings P/S $.98, 1.00, .53, .66, .97, 1.20, 1.40, 1.80, 1.90, 2.30           9.9%
               Dividends P/S $.357, .359, .37, .38, .39, .41, .44, .49, .54, .60              5.9%
               Price/Earnings Ratio                                               16.2
                                                                                                    -------------
                                                                                                      134,025,000
                                                                                                    -------------

Food (0.85%)
      280,000  Archer-Daniels-Midland Co. @ 15 7/16                                                     4,322,500
               Processes and merchandises agricultural
               products
               Earnings P/S $.73, .68, .70, .72, .73, .91, 1.29, .89, .84, .66               NMF
               Dividends P/S $.03, .04, .045, .047, .05, .06, .10, .17, .18, .19             22.8%
               Price/Earnings Ratio                                               38.5
      400,000  Bestfoods, Inc. @ 49 1/2                                                                19,800,000
               Manufactures consumer food and baking
               products in 62 countries
               Earnings P/S $1.06, 1.20, 1.30, 1.39, 1.48, 1.58, 1.84, 1.85, 2.12, 2.22       8.6%
               Dividends P/S $.44, .49, .54, .60, .64, .69, .74, .79, .86, .94                8.8%
               Price/Earnings Ratio                                               20.5
                                                                                                    -------------
                                                                                                       24,122,500
                                                                                                    -------------

Furniture (1.55%)
    1,590,000  Leggett & Platt, Inc. @ 27 13/16                                                        44,221,875
               Produces intermediate products for the home                                          -------------
               furnishings industry
               Earnings P/S $.33, .33, .16, .38, .49, .65, .78, .81, 1.05, 1.23              15.7%
               Dividends P/S $.09, .105, .108, .12, .14, .16, .19, .23, .27, .32             15.1%
               Price/Earnings Ratio                                               18.8

Insurance (5.98%)
      650,000  AFLAC Corp. @ 47 7/8                                                                    31,118,750
               Global specialty insurer
               Earnings P/S $.27, .38, .46, .57, .72, .90, 1.14, 1.21, 2.28, 1.74            23.0%
               Dividends P/S $.08, .09, .10, .11, .13, .15, .17, .19, .22, .25               13.5%
               Price/Earnings Ratio                                               24.1
      400,000  American International Group, Inc. @ 117 1/16                                           46,825,000
               Broadly based property-casualty insurance
               organization
               Earnings P/S $1.31, 1.36, 1.42, 1.46, 1.74, 1.97, 2.27, 2.64, 3.04, 3.48      11.5%
               Dividends P/S $.07, .08, .09, .10, .11, 13, .14, .16, .19, .21                13.0%
               Price/Earnings Ratio                                               30.5
      814,300  ReliaStar Financial Corp. @ 43 3/4                                                      35,625,625
               Financial services company engaged in
               life/health insurance and consumer finance
               Earnings P/S $.68, .79, .86, .96, 1.26, 1.53, 2.08, 2.46, 2.61, 2.89          17.4%
               Dividends P/S $.30, .32, .35, .37, .39, .44, .49, .55, .61, .71               10.0%
               Price/Earnings Ratio                                               13.8
    1,035,000  UNUM Corp. @ 54 3/4                                                                     56,666,250
               Holding company for Unum Life Insurance
               Company of America
               Earnings P/S $.97, 1.35, 1.51, 1.78, 1.89, 1.20, 1.88, 1.72, 2.43, 2.69       12.0%
               Dividends P/S $.14, .19, .25, .31, .38, .46, .52, .55, .57, .59               17.3%
               Price/Earnings Ratio                                               16.9
                                                                                                    -------------
                                                                                                      170,235,625
                                                                                                    -------------

Leisure (1.03%)
    1,050,000  Hasbro, Inc. @ 27 15/16                                                                 29,334,375
               Designs, manufactures and markets toys,                                              -------------
               games and interactive software
               Earnings P/S $.46, .46, .42, .89, .96, .84, .86, .98, 1.13, 1.07               9.8%
               Dividends P/S $.04, .05, .07, .08, .10, .12, .13, .17, .20, .21               20.2%
               Price/Earnings Ratio                                               19.2

Machinery (2.12%)
      600,000  Dover Corp. @ 35                                                                        21,000,000
               Manufactures a variety of specialized
               industrial products
               Earnings P/S $.57, .64, .56, .54, .66, .83, 1.17, 1.67, 1.72, 1.72            13.1%
               Dividends P/S $.18, .19, .21, .22, .23, .25, .28, .32, .36, .40                9.3%
               Price/Earnings Ratio                                               23.0
      862,900  Pentair, Inc. @ 45 3/4                                                                  39,477,675
               Manufactures enclosures for electrical,
               electronic, woodworking and power tool
               equipment
               Earnings P/S $.93, .96, 1.01, 1.06, 1.19, 1.20, 1.40, 1.73, 2.11, 2.57        12.0%
               Dividends P/S $.27, .29, .31, .33, .34, .36, .40, .50, .54, .60                9.3%
               Price/Earnings Ratio                                               15.6
                                                                                                    -------------
                                                                                                       60,477,675
                                                                                                    -------------

Media (4.55%)
      900,000  Gannett Co., Inc. @ 71 3/8                                                              64,237,500
               Publishes 81 daily/50 nondaily newspapers,
               operates 10 TV, 8 FM and 7 AM stations
               Earnings P/S $1.23, 1.17, 1.04, 1.13, 1.32, 1.53, 1.67, 1.69, 2.73, 3.42      12.0%
               Dividends P/S $.56, .61, .62, .63, .65, .67, .69, .71, .74, .78                3.8%
               Price/Earnings Ratio                                               23.2
    1,211,200  McGraw-Hill Cos., Inc. @ 53 15/16                                                       65,329,100
               Provides informational products and services
               for business and industry
               Earnings P/S $.21, .88, .76, .78, .06, 1.03, 1.14, 1.25, 1.46, 1.68           25.9%
               Dividends P/S $.50, .54, .55, .56, .57, .58, .60, .66, .72, .78                5.1%
               Price/Earnings Ratio                                               28.0
                                                                                                    -------------
                                                                                                      129,566,600
                                                                                                    -------------

Medical (10.81%)
    1,000,000  Abbott Laboratories @ 45 1/2                                                            45,500,000
               Major pharmaceutical and health care firm
               Earnings P/S $.49, .56, .61, .71, .82, .91, 1.03, 1.17, 1.32, 1.49            13.2%
               Dividends P/S $.17, .20, .24, .29, .33, .37, .41, .53, .59                    14.8%
               Price/Earnings Ratio                                               27.2
      800,000  Baxter International, Inc. @ 60 5/8                                                     48,500,000
               The company operates four divisions: renal,
               biotech, cardiovascular and intravenous
               systems and international distribution
               Earnings P/S $1.49, (.05), 2.10, 1.80, 1.69, (.62), 1.41, 2.07, .99, 1.03     NMF
               Dividends P/S $.56, .64, .74, .86, 1.00, 1.03, 1.11, 1.17, 1.14, 1.16          8.4%
               Price/Earnings Ratio                                               20.7
      400,000  Becton, Dickinson & Co. @ 30                                                            12,000,000
               Manufactures broad line of medical supplies
               Earnings P/S $.68, .58, .61, .65, .68, .76, .90, 1.06, 1.20, .95               3.8%
               Dividends P/S $.13, .14, .15, .154, .17, .19, .21, .24, .27, .30               9.7%
               Price/Earnings Ratio                                               19.6
    1,100,000  Bristol-Myers Squibb Co. @ 70 7/16                                                      77,481,250
               Produces pharmaceuticals, medical devices,
               non-prescription health products
               Earnings P/S $.72, 1.67, 1.89, 2.00, 1.61, 1.97, 2.02, 1.98, 3.13, 3.55       19.4%
               Dividends P/S $1.02, 1.10, 1.25, 1.40, 1.45, 1.47, 1.49, 1.51, 1.53, 1.60      5.1%
               Price/Earnings Ratio                                               35.0
      626,000  Johnson & Johnson @ 98                                                                  61,348,000
               Major producer of prescription and
               non-prescription drugs, toiletries, medical
               instruments and supplies
               Earnings P/S $.80, .85, 1.07, 1.20, 1.35, 1.53, 1.80, 2.11, 2.42, 2.68        14.4%
               Dividends P/S $.28, .33, .39, .45, .51, .57, .64, .74, .85, .97               14.8%
               Price/Earnings Ratio                                               32.6
      200,000  Merck & Co., Inc. @ 74                                                                  14,800,000
               World's largest ethical drug manufacturer
               Earnings P/S $.63, .76, .92, 1.1, .94, 1.2, 1.4, 1.6, 1.9, 2.2                14.9%
               Dividends P/S $.29, .34, .40, .48, .53, .58, .64, .71, .86, .95               14.2%
               Price/Earnings Ratio                                               30.7
      650,000  Schering-Plough Corp. @ 53                                                              34,450,000
               Discovers, develops, manufactures and
               markets pharmaceutical and health care
               products worldwide
               Earnings P/S $.27, .32, .36, .43, .51, .59, .69, .80, .94, 1.15               17.5%
               Dividends P/S $.11, .13, .16, .19, .22, .25, .28, .32, .37, .43               16.4%
               Price/Earnings Ratio                                               38.9
      200,000  Warner-Lambert Co. @ 69 3/8                                                             13,875,000
               Major producer of consumer health care,
               pharmaceutical and confectionery products
               Earnings P/S $.51, .60, .69, .80, .80, .86, .81, .90, 1.05, 1.48              12.5%
               Dividends P/S $.21, .25, .29, .34, .38, .41, .43, .46, .51, .64               13.1%
               Price/Earnings Ratio                                               35.7
                                                                                                    -------------
                                                                                                      307,954,250
                                                                                                    -------------

Office (2.03%)
      900,000  Pitney Bowes, Inc. @ 64 1/4                                                             57,825,000
               Manufactures office automation equipment                                             -------------
               Earnings P/S $.60, .67, .88, .94, .95, 1.12, 1.28, 1.51, 1.73, 2.01           14.4%
               Dividends P/S $.26, .30, .34, .39, .45, .52, .60, .69, .80, .90               14.8%
               Price/Earnings Ratio                                               28.8

Oil & Gas (4.21%)
      350,000  Chevron Corp. @ 95 3/16                                                                 33,315,625
               One of the largest integrated, international oil
               companies with interest in petrochemicals
               Earnings P/S $.37, 3.05, 2.69, 1.69, 3.14, 2.09, 3.03, 2.64, 4.35, 3.68       29.1%
               Dividends P/S $1.40, 1.48, 1.63, 1.65, 1.75, 1.85, 1.93, 2.08, 2.28, 2.44      6.4%
               Price/Earnings Ratio                                               31.7
      600,000  Mobil Corp. @ 99                                                                        59,400,000
               One of the largest integrated, international oil
               companies with interest in petrochemicals
               Earnings P/S $2.20, 2.05, 2.63, 1.43, 2.74, 1.92, 2.61, 3.83, 4.05, 3.21       4.3%
               Dividends P/S $1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96, 2.12, 2.28      6.6%
               Price/Earnings Ratio                                               33.2
      450,000  Royal Dutch Petroleum Co., American
               Depository Receipt (Netherlands) @ 60 1/4                                               27,112,500
               Owns 60% of the Royal Dutch/Shell Group of
               companies. Operations include production,
               transportation, refining and sales of
               oil/natural gas
               Earnings P/S $2.06, 2.07, 1.34, 1.53, 1.63, 1.67, 2.2, 2.48, 2.40, 1.44        NMF
               Dividends P/S $.841, 1.063, 1.043, 1.217, 1.183, 1.211, 1.367, 1.449,
               1.456, 1.587                                                                   7.3%
               Price/Earnings Ratio                                               33.0
                                                                                                    -------------
                                                                                                      119,828,125
                                                                                                    -------------

Paper & Paper Products (0.40%)
      200,000  Kimberly-Clark Corp. @ 57                                                               11,400,000
               Leading producer of consumer and personal                                            -------------
               care products
               Earnings P/S $1.32, 1.35, 1.50, 1.69, .98, 1.78, 1.90, .37, 2.47, 1.43         0.9%
               Dividends P/S $.65, .68, .76, .82, .86, .88, .90, .92, .96, 1.00               4.9%
               Price/Earnings Ratio                                               19.8

Retail (10.08%)
      700,000  Albertson's, Inc. @ 51 9/16                                                             36,093,750
               One of the largest retail food-drug chains in
               the United States
               Earnings P/S $.74, .83, .94, .95, 1.24, 1.58, 1.80, 1.96, 1.99, 2.24          13.1%
               Dividends P/S $.19, .23, .27, .31, .35, .42, .50, .58, .63, .67               15.0%
               Price/Earnings Ratio                                               19.8
      950,000  Dayton Hudson Corp. @ 65                                                                61,750,000
               General merchandiser selling through Target
               and Marvyn stores
               Earnings P/S $.89, .92, .75, .71, .76, .96, .80, 1.07, 1.48, 1.94              9.0%
               Dividends P/S $.19, .22, .24, .25, .27, .28, .29, .31, .33, .36                7.4%
               Price/Earnings Ratio                                               29.6
      500,000  Home Depot, Inc. (The) @ 64 7/16                                                        32,218,750
               Operates a chain of retail building suppy/home
               improvement "warehouse" stores
               Earnings P/S $.11, .14, .19, .25, .33, .42, .49, .61, .77, 1.03               28.2%
               Dividends P/S $.008, .012, .02, .03, .04, .05, .06, .08, .10, .12             35.1%
               Price/Earnings Ratio                                               46.4
      350,000  Lowe's Cos., Inc. @ 56 11/16                                                            19,840,625
               Retail distributes building materials and
               supplies through stores in the United States
               Earnings P/S $.25, .24, .18, .29, .45, .70, .68, .86, 1.03, 1.37              20.8%
               Dividends P/S $.06, .065, .068, .07, .08, .09, .093, .10, .11, .12             8.0%
               Price/Earnings Ratio                                               32.7
      800,000  McDonald's Corp. @ 41 5/16                                                              33,050,000
               Develops, operates, franchises and services
               a worldwide system of restaurants
               Earnings P/S $.48, .54, .57, .63, .71, .82, .97, 1.08, 1.15, 1.26             11.3%
               Dividends P/S $.07, .08, .09, .10, .11, .12, .13, .15, .16, .18               11.1%
               Price/Earnings Ratio                                               29.1
    2,361,600  SYSCO Corp. @ 29 13/16                                                                  70,405,200
               Largest distributor of food service products
               Earnings P/S $.37, .38, .43, .47, .55, .62, .71, .68, .87, .98                11.4%
               Dividends P/S $.046, .05, .07, .11, .14, .18, .22, .26, .30, .36              25.7%
               Price/Earnings Ratio                                               29.0
      700,000  Wal-Mart Stores, Inc. @ 48 1/4                                                          33,775,000
               Operates chain of discount department stores
               Earnings P/S $.19, .24, .29, .35, .44, .51, .59, .60, .67, .78                16.9%
               Dividends P/S $.03, .04, .05, .06, .07, .09, .10, .11, .13, .15               19.5%
               Price/Earnings Ratio                                               41.3
                                                                                                    -------------
                                                                                                      287,133,325
                                                                                                    -------------

Soap & Cleaning Preparations (1.75%)
       75,000  Clorox Co. @ 106 13/16                                                                   8,010,938
               Produces cleaning products, laundry additives,
               specialty nonfoods, and dressings/sauces
               for homes and institutions
               Earnings P/S $1.40, 1.22, 1.33, 1.54, 1.68, 1.89, 2.14, 2.41, 2.84, 3.25       9.8%
               Dividends P/S $.60, .70, .77, .83, .89, .93, 1.01, 1.11, 1.22, 1.36            9.5%
               Price/Earnings Ratio                                               31.7
      450,000  Ecolab, Inc. @ 43 5/8                                                                   19,631,250
               Develops and markets premium institutional
               cleansing, sanitizing and maintenance
               products and services
               Earnings P/S $.03, .49, .47, .48, .59, .68, .67, .84, .99, 1.16               50.1%
               Dividends P/S $.165, .168, .175, .179, .20, .23, .26, .29, .34, .49           12.9%
               Price/Earnings Ratio                                               33.3
      250,000  Procter & Gamble Co. @ 89 1/4                                                           22,312,500
               Produces laundry and cleaning products,
               personal care items, food and beverages,
               and paper products
               Earnings P/S $1.03, 1.23, 1.31, 1.41, 1.55, 1.89, 2.01, 2.28, 2.56, 2.83      11.8%
               Dividends P/S $.40, .46, .50, .54, .59, .66, .75, .85, .96, 1.08              11.6%
               Price/Earnings Ratio                                               30.0
                                                                                                    -------------
                                                                                                       49,954,688
                                                                                                    -------------

Tobacco (1.20%)
      850,000  Philip Morris Cos., Inc. @ 40 3/16                                                      34,159,375
               Global tobacco, brewing and food company                                             -------------
               Earnings P/S $1.05, 1.27, 1.45, 1.65, 1.67, 1.52, 2.08, 2.47, 2.68, 2.64      10.8%
               Dividends P/S $.42, .52, .64, .78, .87, 1.01, 1.22, 1.47, 1.60, 1.68          16.7%
               Price/Earnings Ratio                                               12.3

Utilities (6.24%)
      300,000  ALLTEL Corp. @ 71 1/2                                                                   21,450,000
               Provides wireline and wireless communications
               and information services
               Earnings P/S $1.13, 1.20, 1.18, 1.18, 1.35, 1.56, 1.61, 1.50, 2.53, 2.24       7.9%
               Dividends P/S $.59, .66, .71, .76, .82, .90, .98, 1.06, 1.12, 1.18             8.0%
               Price/Earnings Ratio                                               27.1
      350,000  Ameritech Corp. @ 73 1/2                                                                25,725,000
               One of the world's largest communications
               companies
               Earnings P/S $1.15, 1.18, 1.19, 1.13, 1.33, 1.04, 1.83, 1.78, 2.06, 3.14      11.8%
               Dividends P/S $.75, .81, .86, .89, .93, .97, 1.02, 1.08, 1.15, 1.22            5.6%
               Price/Earnings Ratio                                               26.5
      550,000  Bell Atlantic Corp. @ 65 3/8                                                            35,956,250
               Telecommunications company providing voice
               and data services in the Mid-Atlantic region
               Earnings P/S $1.36, 1.69, 1.09, 1.69, 1.63, 1.63, 2.04, 2.00, 1.45, 1.83       3.4%
               Dividends P/S $1.10, 1.18, 1.26, 1.30, 1.34, 1.38, 1.40, 1.44, 1.51, 1.54      3.8%
               Price/Earnings Ratio                                               20.7
      400,000  CenturyTel, Inc. @ 39 3/4                                                               15,900,000
               Louisiana-based telecommunications company
               Earnings P/S $.40, .42, .48, .72, .93, 1.06, 1.41, 1.43, 2.08, 3.02           25.2%
               Dividends P/S $.18, .19, .191, .196, .21, .213, .22, .24, .25, .26             4.2%
               Price/Earnings Ratio                                               24.1
      200,000  Duke Energy Corp. @ 54 3/8                                                              10,875,000
               Generates, transmits, distributes and sells
               electric energy in the Piedmont sections
               of North and South Carolina
               Earnings P/S $2.57, 2.40, 2.51, 2.08, 2.83, 3.00, 3.26, 2.73, 2.66, 3.60       3.8%
               Dividends P/S $1.52, 1.60, 1.68, 1.76, 1.84, 1.92, 2.00, 2.08, 2.16, 2.20      4.2%
               Price/Earnings Ratio                                               15.3
    1,401,200  Questar Corp. @ 19 1/8                                                                  26,797,950
               Diversified holding company for Utah, Wyoming
               and Colorado natural gas transmission,
               distribution and storage
               Earnings P/S $.82, .78, .85, .80, 1.12, .99, .60, 1.15, 1.27, 1.21             4.4%
               Dividends P/S $.47, .49, .51, .52, .55, .57, .58, .60, .62, .65                3.7%
               Price/Earnings Ratio                                               14.9
      550,000  SBC Communications, Inc. @ 58                                                           31,900,000
               Provides telephone service throughout the
               United States and internationally
               Earnings P/S $.91, .92, .90, 1.09, (1.37), 1.53, (1.66), 1.74, .88, 2.01       9.2%
               Dividends P/S $.64, .68, .71, .73, .75, .78, .82, .85, .89, .93                4.2%
               Price/Earnings Ratio                                               23.6
      400,000  Teco Energy, Inc. @ 22 3/4                                                               9,100,000
               Holding company for Tampa Electric, which
               provides regulated electric utility services
               in Florida
               Earnings P/S $1.18, 1.21, 1.24, 1.28, 1.30, 1.43, 1.46, 1.64, 1.67, 1.54       3.0%
               Dividends P/S $.75, .80, .85, .90, .95, 1.00, 1.05, 1.10, 1.17, 1.23           5.7%
               Price/Earnings Ratio                                               13.1
                                                                                                    -------------
                                                                                                      177,704,200
                                                                                                    -------------
               TOTAL COMMON STOCKS
               (Cost $1,502,997,749)                                                                2,428,664,912
                                                                                                    -------------

PREFERRED STOCKS (0.60%)
       25,228  CSC Holdings Inc., 11.125%,
               Ser M @ 109                                                                              2,749,852
       73,841  CSC Holdings Inc., 11.750%,
               Ser H @ 111 1/2                                                                          8,233,272
       60,000  Lasmo America Ltd., 8.150%
               (R) @ 103 1/8                                                                            6,187,500
                                                                                                    -------------
               TOTAL PREFERRED STOCKS
               (Cost $17,167,134)                                                                      17,170,624
                                                                                                    -------------
               TOTAL COMMON AND PREFERRED STOCKS
               (Cost $1,520,164,883)                                                                2,445,835,536
                                                                                                    -------------

   PAR VALUE
(000s OMITTED)
---------------

CORPORATE BONDS (4.84%)
       $6,000  Adelphia Communications Corp., Sr Note
               9.25%, 10-01-02 @ 101.250                                                                6,075,000
        2,000  Bank of America Corp, Deb
               9.125%, 10-15-01 @ 106.096                                                               2,121,920
       10,000  Beaver Valley Funding Corp. II, Deb
               9.00%, 06-01-17 @ 107.000                                                               10,700,000
        5,000  Cablevison Systems Corp., Sr Deb Ser B
               8.125%, 08-15-09 @ 100.531                                                               5,026,550
        4,000  CBS Corp., Deb 8.875%, 06-14-14
               @ 111.250                                                                                4,450,000
        8,000  Citibank Credit Card Master Trust,
               Series 1997-3A 6.839%, 02-10-04
               @ 100.719                                                                                8,057,500
        5,000  CMS Energy Corp., Sr Note 8.125%,
               05-15-02 @ 101.842                                                                       5,092,100
        7,100  Comcast Corp., Sr Sub Deb 10.25%,
               10-15-01 @ 105.575                                                                       7,495,825
        1,500  Continental Cablevision, Inc., Deb 9.50%,
               08-01-13 @ 111.939                                                                       1,679,085
        7,000  CSC Holdings, Inc., Sr Note 7.875%,
               12-15-07 @ 99.25                                                                         6,947,500
        5,000  Delta Air Lines, Inc., Deb 9.00%,
               05-15-16 @ 110.409                                                                       5,520,450
        3,000  First Union Corp., Sub Note 8.00%,
               08-15-09 @ 103.530                                                                       3,105,900
        7,775  General Electric Capital Corp., Deb 8.50%,
               07-24-08 @ 112.642                                                                       8,757,915
        5,000  GTE North Inc., Sr Sub Note, 9.60%,
               01-01-21 @ 109.350                                                                       5,467,500
       11,642  Guaranteed Trade Trust, Notes 7.39%,
               06-26-06 @ 102.740                                                                      11,960,563
        4,000  Hydro-Quebec, Bond 9.40%, 02-01-21
               @ 122.602                                                                                4,904,080
       16,000  Long Island Lighting Co., Deb 8.20%,
               03-15-23 @ 104.250                                                                      16,680,000
        1,390  North Atlantic Energy Corp., 1st Mtg
               Bond 9.050%, 06-01-02 @ 102.812                                                          1,429,087
        5,500  Northwest Airlines, Inc., Note 8.375%,
               03-15-04 @ 96.246                                                                        5,293,530
        5,800  Northwest Airlines, Inc., Note 7.625%,
               03-15-05 @ 91.493                                                                        5,306,594
       11,000  U.S. Airways, Inc., Pass Thru Ctf
               Ser 1989-A2 9.82%, 01-01-13
               @ 105.880                                                                               11,646,800
                                                                                                    -------------
               TOTAL CORPORATE BONDS
               (Cost $141,702,594)                                                                    137,717,899
                                                                                                    -------------

UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (2.48%)
        5,000  Federal Home Loan Mortgage Corp.,
               Sr Sub 8.00%, 12-15-08 @ 101.875                                                         5,093,750
       10,000  Federal National Mortgage Assn.,
               Sr Sub 8.50%, 02-01-05 @ 101.609                                                        10,160,900
        2,000  Federal National Mortgage Assn.,
               Sr Sub 6.21%, 11-07-07 @ 97.859                                                          1,957,180
       12,459  Federal National Mortgage Assn.,
               Sr Sub 6.00%, 11-01-13 @ 96.611                                                         12,036,457
        2,173  Government National Mortgage Assn.,
               8.00% 08-15-24 @ 102.937                                                                 2,237,332
        9,968  Government National Mortgage Assn.,
               6.00% 02-15-29 @ 93.437                                                                  9,313,452
        3,050  United States Treasury, Bond 12.00%,
               08-15-13 @ 140.406                                                                       4,282,383
       26,000  United States Treasury, Bond 5.25%,
               02-15-29 @ 89.844                                                                       23,359,440
        2,000  United States Treasury, Note 8.80%,
               05-15-01 @ 104.344                                                                       2,086,880
                                                                                                    -------------
               TOTAL UNITED STATES GOVERNMENT
               AND AGENCIES OBLIGATIONS
               (Cost $71,611,953)                                                                      70,527,774
                                                                                                    -------------


                                                                                          INTEREST
                                                                                            RATE
                                                                                         ---------
SHORT-TERM INVESTMENTS (6.74%)
      191,907  Joint Repurchase Agreement (6.74%)
               Investment in a joint repurchase
               agreement transaction with
               SBC Warburg, Inc. -
               Dated 06-30-99, due 07-01-99
               (Secured by U.S. Treasury
               Bonds 9.875% and 11.250%
               due 02-15-15 and 11-15-15)
               - Note A                                                                     4.80%     191,907,000
                                                                                                     ------------

Corporate Savings Account (0.00%)
               Investors Bank & Trust Company
               Daily Interest Savings Account
               Current Rate 4.00%                                                                             900
                                                                                                     ------------
               TOTAL SHORT-TERM INVESTMENTS                                                (6.74%)    191,907,900
                                                                                        ---------    ------------
               TOTAL INVESTMENTS                                                          (99.94%)  2,845,989,109
                                                                                        ---------    ------------
               OTHER ASSETS AND LIABILITIES, NET                                           (0.06%)      1,579,405
                                                                                        ---------    ------------
               TOTAL NET ASSETS                                                          (100.00%) $2,847,568,514
                                                                                        =========  ==============

NOTES TO SCHEDULE OF INVESTMENTS

NMF = No Meaningful Figure

(R) This security is exempt from registration under rule
    144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,187,500 or 0.22% of the Fund's net assets as of June 30, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



Notes to Financial Statements

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940. The Trust consists of four series portfolios: John Hancock Sovereign Investors Fund (the "Fund"), John Hancock Balanced Fund, John Hancock Large Cap Value Fund and John Hancock Real Estate Fund. Prior to May 1, 1999, John Hancock Balanced Fund was known as John Hancock Sovereign Balanced Fund and John Hancock Large Cap Value Fund was known as John Hancock Growth and Income Fund. The other three series of the Trust are reported in separate financial statements. The investment objective of the Fund is to provide long-term growth of capital and of income without assuming undue market risks.

The Trustees have authorized the issuance of multiple classes of the Fund, designated as Class A, Class B, Class C and Class Y shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights regarding such distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account, on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on investment securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the participating funds. The Fund had no borrowing activity for the period ended June 30, 1999.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.60% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $750,000,000, (c) 0.50% of the next $1,000,000,000 and (d) 0.45% of the Fund's average daily net asset value in excess of $2,500,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended June 30, 1999, net sales charges received with regard to sales of Class A shares amounted to $1,546,055. Out of this amount, $243,375 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $653,183 was paid as sales commissions to unrelated broker-dealers and $649,497 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended June 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $751,218.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended June 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $1,783.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. Class A, Class B and Class C shares pay transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class Y shares pay a monthly transfer agent fee equivalent, on an annual basis, to 0.10% of the average daily net asset value of Class Y shares of the Fund.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on an annual basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1999, aggregated $362,589,551 and $516,008,923, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, during the period ended June 30, 1999, aggregated $448,450,913 and $398,551,074, respectively.

The cost of investments owned at June 30, 1999 (excluding the corporate savings account), for federal income tax purposes was $1,927,604,982. Gross unrealized appreciation and depreciation of investments aggregated $937,569,704 and $19,186,477, respectively, resulting in net unrealized appreciation of $918,383,227.


Historical Data (Unaudited)

The table below shows the record of the Fund during the past periods.

----------------------------------------------------------------------
CLASS A                                      PER SHARE
YEAR                       -------------------------------------------
ENDED           SHARES       DIVIDENDS       NET ASSET   CAPITAL GAINS
DEC. 31,   OUTSTANDING     FROM INCOME           VALUE    DISTRIBUTION
--------   -----------     -----------       ---------   -------------
1985         2,105,220            $.53          $11.31            $.44
1986         2,807,182             .55           12.36             .87
1987         3,701,248             .58           10.96             .90
1988         4,099,131             .60           11.19             .38
1989         5,274,426             .61           12.60             .58
1990         6,991,411             .59           11.94             .60
1991        13,560,178             .53           14.31             .67
1992        59,053,529             .45           14.78             .09
1993        83,332,510             .42           15.10             .09
1994        76,585,860             .46           14.24             .11
1995        71,652,920             .40           17.87             .08
1996        73,390,083             .36           19.48            1.16
1997        78,031,449             .32           22.41            2.38
1998        77,765,266             .31           24.23            1.29
1999(4)     75,065,153             .17           25.46              --


----------------------------------------------------------------------
CLASS B                                      PER SHARE
YEAR                       -------------------------------------------
ENDED           SHARES       DIVIDENDS       NET ASSET   CAPITAL GAINS
DEC. 31,   OUTSTANDING     FROM INCOME           VALUE    DISTRIBUTION
--------   -----------     -----------       ---------   -------------
1994(1)      8,996,738            $.36          $14.24            $.11
1995        14,432,679             .28           17.86             .08
1996        20,888,201             .22           19.46            1.16
1997        27,296,833             .15           22.38            2.38
1998        32,655,983             .14           24.20            1.29
1999(4)     33,432,936             .09           25.43              --


----------------------------------------------------------------------
CLASS C                                      PER SHARE
YEAR                       -------------------------------------------
ENDED           SHARES       DIVIDENDS       NET ASSET   CAPITAL GAINS
DEC. 31,   OUTSTANDING     FROM INCOME           VALUE    DISTRIBUTION
--------   -----------     -----------       ---------   -------------
1998(2)        191,053            $.12          $24.22           $1.29
1999(4)        303,798             .08           25.45              --


----------------------------------------------------------------------
CLASS Y                                      PER SHARE
YEAR                       -------------------------------------------
ENDED           SHARES       DIVIDENDS       NET ASSET   CAPITAL GAINS
DEC. 31,   OUTSTANDING     FROM INCOME           VALUE    DISTRIBUTION
--------   -----------     -----------       ---------   -------------
1993(3)        674,320            $.34          $15.11            $.09
1994         1,062,699             .51           14.24             .11
1995         1,116,297             .46           17.87             .08
1996         1,510,614             .43           19.48            1.16
1997         2,153,172             .40           22.41            2.38
1998         2,572,181             .39           24.24            1.29
1999(4)      3,087,332             .21           25.47              --

(1) Class B shares commenced operations on January 3, 1994.
(2) Class C shares commenced operations on May 1, 1998.
(3) Class Y shares commenced operations May 7, 1993.
(4) For the period ended June 30, 1999.


Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the Sovereign Investors Fund as of June 30, 1999.

------------------------------------------------------------
                                                  PERCENT OF
                                           DIVIDEND INCREASE
                                           -----------------
Abbott Laboratories                                     11.1%
AFLAC Corp.                                             13.0
Air Products & Chemicals, Inc.                          13.3
Albertson's, Inc.                                        6.3
ALLTEL Corp.                                             5.2
American International
Group, Inc.                                             12.0
Ameritech Corp.                                          5.8
Archer-Daniels-Midland Co.                               5.0
Automatic Data Processing, Inc.                          5.1
Bank of America Corp.                                   18.4
Banc One Corp.                                          10.0
Baxter International, Inc.                               3.0
Becton, Dickinson & Co.                                 17.2
Bell Atlantic Corp.                                      4.1
Bemis Co., Inc.                                         10.0
Bestfoods, Inc.                                          9.1
Bristol-Myers Squibb Co.                                10.3
CenturyTel, Inc.                                         5.4
Chevron Corp.                                            5.2
Citigroup, Inc.                                         44.0
Clorox Co.                                               8.9
Dayton Hudson Corp.                                     12.5
Dover Corp.                                             10.5
Duke Energy Corp.                                        3.8
DuPont (E.I.) De Nemours & Co.                          11.1
Ecolab, Inc.                                            10.5
Emerson Electric Co.                                    10.2
Fannie Mae                                               8.7
First Tennessee National Corp.                          15.2
First Union Corp.                                       11.9
Gannett Co., Inc.                                        5.3
General Electric Co.                                    16.7
Grainger (W.W.), Inc.                                   11.1
Hasbro, Inc.                                            20.0
Hewlett-Packard Co.                                     14.3
Home Depot, Inc. (The)                                  20.0
Honeywell, Inc.                                          3.6
Household International, Inc.                            9.0
Interpublic Group of
Companies, Inc. (The)                                   15.4
Johnson & Johnson                                       13.6
Johnson Controls, Inc.                                   8.7
Kimberly-Clark Corp.                                     4.2
Leggett & Platt, Inc.                                    6.7
Lowe's Cos., Inc.                                        9.1
Masco Corp.                                              4.8
McDonald's Corp.                                         9.1
McGraw-Hill Cos., Inc.                                   8.3
Merck & Co., Inc.                                       20.0
Minnesota Mining &
Manufacturing Co.                                        3.8
Mobil Corp.                                              7.5
Pentair, Inc.                                            6.7
PepsiCo, Inc.                                            4.0
Philip Morris Cos., Inc.                                10.0
Pitney Bowes, Inc.                                      12.5
Procter & Gamble Co.                                     8.8
Questar Corp.                                            4.8
ReliaStar Financial Corp.                               19.4
Royal Dutch Petroleum Co.                                9.2
RPM, Inc.                                                4.9
SBC Communications, Inc.                                 4.5
Schering-Plough Corp.                                   15.8
Sigma-Aldrich Corp.                                      3.6
Sonoco Products Co.                                     10.0
SunTrust Banks, Inc.                                     9.3
SYSCO Corp.                                             11.1
Teco Energy, Inc.                                        5.1
UNUM Corp.                                               3.5
Wal-Mart Stores, Inc.                                   14.8
Warner-Lambert Co.                                       7.9
Wells Fargo Co.                                         12.1
                                           -----------------
The average dividend
increase for this group was                             10.2%
                                           =================


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investment objectives and operating policies.


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